EXHIBIT 1

JOINT FILING AGREEMENT

In accordance with Rule 13d-1(k) under the Securities Exchange Act of 1934, as amended, the undersigned agree to the joint filing on behalf of each of them of a Statement on Schedule 13D (including any and all amendments thereto) with respect to the Common Stock, par value of $0.02 per share, of Stanley Furniture Company, Inc., and further agree that this Joint Filing Agreement shall be included as an Exhibit to such joint filings.

The undersigned further agree that each party hereto is responsible for the timely filing of such Statement on Schedule 13D and any amendments thereto, and for the accuracy and completeness of the information concerning such party contained therein; provided, however, that no party is (or shall be deemed to be) responsible for the accuracy or completeness of the information concerning any other party, unless such party knows or has reason to believe that such information is inaccurate.

This Joint Filing Agreement may be signed in counterparts with the same effect as if the signature on each counterpart were upon the same instrument.

IN WITNESS WHEREOF, the undersigned have executed this agreement.

Date: December 22, 2014

HALE PARTNERSHIP CAPITAL MANAGEMENT, LLC

By:	/s/ Steven A. Hale II
Name:	Steven A. Hale II
Title:	Manager

HALE PARTNERSHIP CAPITAL ADVISORS, LLC

By:	/s/ Steven A. Hale II
Name:	Steven A. Hale II
Title:	Manager

HALE PARTNERSHIP FUND, LP

By:	Hale Partnership Capital Advisors, LLC, its General Partner

	By:	/s/ Steven A. Hale II
	Name:	Steven A. Hale II
	Title:	Manager

MGEN II – HALE FUND, LP

By:	Hale Partnership Capital Advisors, LLC, its General Partner

	By:	/s/ Steven A. Hale II
	Name:	Steven A. Hale II
	Title:	Manager

/s/ Steven A. Hale II
STEVEN A. HALE II

TALANTA INVESTMENT GROUP, LLC

By:	/s/ Justyn R. Putnam
Name:	Justyn R. Putnam
Title:	Managing Member

TALANTA FUND, LP

By:	TALANTA Investment Group, LLC, its General Partner

	By:	/s/ Justyn R. Putnam
	Name:	Justyn R. Putnam
	Title:	Managing Member

/s/ Justyn R. Putnam
JUSTYN R. PUTNAM